Trust for Advised Portfolios
Supplement dated November 30, 2023
to the Prospectus and Statement of Additional Information
dated October 31, 2023 for the
Zevenbergen Growth Fund
Zevenbergen Genea Fund

As stated in the Prospectus and Statement of Additional Information dated October 31, 2023, the Board of Trustees of Trust for Advised Portfolios (the “Trust”) has approved the reorganization of the Zevenbergen Growth Fund and the Zevenbergen Genea Fund (the “Acquired Funds”), each a series of the Trust, into newly created series of Advisor Managed Portfolios each also called the Zevenbergen Growth Fund and the Zevenbergen Genea Fund (the “Acquiring Funds”).
Each Acquiring Fund has the same investment objective, investment strategies, and fundamental investment restrictions as the respective Acquired Fund. In addition, Zevenbergen Capital Investments LLC, the investment adviser to each of the Acquired Funds, is the investment adviser to each of the Acquiring Funds and each of the Acquiring Funds has the same portfolio managers as the respective Acquired Fund.
To effectuate the reorganization, each Acquired Fund will transfer all of its assets to the respective Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. Shareholders of each share class of the Acquired Funds will become shareholders of the same share class of the respective Acquiring Funds and receive shares of the Acquiring Fund equal in value to the shares of the respective Acquired Fund held immediately prior to the reorganization. The reorganization is expected to be a tax-free reorganization for federal income tax purposes.
The reorganization does not require shareholder approval but is subject to the satisfaction of certain closing conditions. An information statement describing the reorganization will be mailed to shareholders in advance of the closing of the reorganization. If the closing conditions are satisfied, the reorganization is currently expected to occur on or around January 19, 2024. Prior to the reorganization, shareholders can continue to purchase and sell shares of the Acquired Funds as described in the Prospectus.

Please retain this supplement with your Prospectus and Statement of Additional Information for future reference.